SSgA FUNDS

                       SUPPLEMENT DATED DECEMBER 17, 1999
                      TO PROSPECTUS DATED DECEMBER 17, 1999


                         SSgA ACTIVE INTERNATIONAL FUND

                  SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND

                               SSgA SMALL CAP FUND

SSgA Active International Fund. Effective immediately, Mr. Geoff Benarick, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Active International Fund. He joined State Street Global Advisors in 1995 as an Investment Support Associate in Global Advisor's Active International Operations area. He is responsible for research and portfolio management support for SSgA's active international developed markets strategies. In 1994, Mr. Benarick worked for State Street Bank, Luxembourg, as a Senior Portfolio Administrator in the Global Portfolio Operations area. Mr. Benarick holds a BA in Economics from Boston College, and is currently enrolled in the MBA program at the Wallace E. Carroll Graduate School of Management at Boston College. There are seven other portfolio managers who assist in managing the fund.

SSgA International Growth Opportunities Fund. Effective immediately, Mr. Edward Allinson, CFA and Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA International Growth Opportunities Fund. He is the Lead Portfolio Manager for the International Growth Opportunities Strategy within the Global Fundamental Strategies Group. Prior to joining State Street Global Advisors in 1999, Mr. Allinson worked at Brown Brothers Harriman, New York, as Senior Portfolio Manager in the International Equities Group, managing pension, endowment and mutual fund assets from July 1991 to April 1999. Mr. Allinson worked at First Pacific Securities, Hong Kong, as Assistant Director in institutional Asian equity sales. Prior to his employment at First Pacific Securities, he worked in Citibank's Domestic Private Banking Group as a portfolio manager. Mr. Allinson earned a BA at the University of Pennsylvania and an MBA at the Wharton School, where he concentrated in Finance. There are four other portfolio managers who assist in managing the fund.

SSgA Small Cap Fund. Effective immediately, Mr. Jeffrey P. Adams, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Small Cap Fund. He joined State Street Global Advisors in 1989. Mr. Adams is the strategy leader for the large cap value strategy and the co-manager of the small cap strategy. He was also responsible for the development of the small cap strategy. In addition, Mr. Adams is head of research for the Quantitative US Active Equity Group and coordinates research and development projects related to all of the strategies. Prior to his responsibility in domestic equities, Mr. Adams was a Senior Investment Support Analyst at SSgA He graduated from Northeastern University with a BS in Economics. There are five other portfolio managers who assist in managing the fund.